                                                                    Exhibit 99.5
                             NON-CASH ELECTION FORM

To accompany certificates representing shares of common stock ("Marshall Common Stock"), $1.00 par value per share, of

                              MARSHALL INDUSTRIES

     when submitted pursuant to an election ("Non-Cash Election") to receive shares of common stock, par value $1.00 per share ("Non-Cash Election Shares"), of AVNET, INC., a New York corporation ("Avnet"), in connection with the proposed merger (the "Merger") of Marshall with and into Avnet.

                DELIVER BY HAND, MAIL OR OVERNIGHT DELIVERY TO:

                              THE BANK OF NEW YORK
                        AS EXCHANGE AGENT FOR THE MERGER
                                       AT

                     By Mail:                                  By Hand or Overnight Courier:
               The Bank of New York                                The Bank of New York
           Tender & Exchange Department                        Tender & Exchange Department
                  P.O. Box 11248                                    101 Barclay Street
               Church Street Station                            Receive and Deliver Window
           New York, New York 10286-1248                         New York, New York 10286

IF YOU HAVE QUESTIONS OR WANT ADDITIONAL COPIES OF THIS NON-CASH ELECTION FORM,
   PLEASE CONTACT CORPORATE INVESTOR COMMUNICATIONS, INC., WHICH IS ACTING AS MARSHALL'S INFORMATION AGENT FOR THE MERGER, AT THE ADDRESS OR PHONE NUMBER
                                 LISTED BELOW.

               The Marshall Information Agent for the Merger is:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.
                               111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                           (877) 393-4961 (toll free)

------------------------------------------------------------------------------------------------------------------------
                      BOX I: ELECTION AND DESCRIPTION OF SHARES OF MARSHALL COMMON STOCK ENCLOSED
                                        (Attach additional sheets if necessary)
                                                  (See Instructions.)
------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                      NUMBER OF          SHARES FOR
          NAME AND ADDRESS OF REGISTERED HOLDER(S)                                     SHARES           WHICH A NON-
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEARS         CERTIFICATE       REPRESENTED BY     CASH ELECTION IS
                    ON CERTIFICATE(S))*                            NUMBER         EACH CERTIFICATE          MADE
------------------------------------------------------------------------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
                                                                TOTAL NUMBER
                                                                  OF SHARES
------------------------------------------------------------------------------------------------------------------------
  [ ] Check here if this election represents a revocation of an earlier election.
------------------------------------------------------------------------------------------------------------------------

*Only certificates registered in a single form may be deposited with this Non-Cash Election Form. If certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Non-Cash Election as there are different registrations of certificates. Unless otherwise indicated, it will be assumed that all shares listed in Box I are to be treated as having made a Non-Cash Election.

DELIVERY OF THIS NON-CASH ELECTION FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE EXCHANGE AGENT DOES NOT CONSTITUTE A VALID DELIVERY. PLEASE READ

THE ACCOMPANYING INSTRUCTIONS CAREFULLY. COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED WITH THIS NON-CASH ELECTION FORM AND SIGN IN BOX IV OF THIS NON-CASH ELECTION FORM.

[ ] Check here if you cannot locate certificates. Upon receipt of this Non-Cash
    Election Form, the Exchange Agent will contact you directly with replacement instructions. You cannot submit an effective Non-Cash Election Form without attaching your stock certificate(s) to this Non-Cash Election Form. Therefore, if you wish to make an effective Non-Cash Election, it is critical that you act immediately to obtain replacement stock certificates.

     HOLDERS OF MARSHALL COMMON STOCK WHO DO NOT WISH TO MAKE A NON-CASH ELECTION (THAT IS, THEY WANT TO RECEIVE ONLY CASH IN THE MERGER) (ANY SUCH HOLDER, A "NON-ELECTING HOLDER") SHOULD NOT SUBMIT THIS NON-CASH ELECTION FORM. EACH SHARE OF MARSHALL COMMON STOCK OWNED BY ANY SUCH NON-ELECTING HOLDER WILL AUTOMATICALLY, SUBJECT TO PRORATION AS DESCRIBED IN THE PROXY STATEMENT (AS DEFINED BELOW), BE CONVERTED INTO THE RIGHT TO RECEIVE AN AMOUNT EQUAL TO $39.00 IN CASH FROM AVNET FOLLOWING THE MERGER.

     TO BE EFFECTIVE, THIS NON-CASH ELECTION FORM, TOGETHER WITH YOUR STOCK CERTIFICATES (OR GUARANTEE OF DELIVERY OF SUCH STOCK CERTIFICATE(S)) MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE SPECIFIED IN THE INSTRUCTIONS.

     In connection with the Merger, the undersigned hereby submits the certificate(s) for shares of Marshall Common Stock listed in BOX I and elects, subject to proration and other conditions as set forth below, to have all or a portion of the shares of Marshall Common Stock represented by such certificates converted into the right to receive Non-Cash Election Shares following the Merger.

     By delivering certificates for shares of Marshall Common Stock, the registered holder of such certificates releases Marshall, Avnet and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such Marshall Common Stock or the exchange of such Marshall Common Stock pursuant to the Merger Agreement.

     It is understood that this Non-Cash Election Form and the following election are subject to (i) the terms, conditions and limitations set forth in the Joint Proxy Statement/Prospectus dated September 8, 1999, relating to the Merger (including all annexes thereto, and as it may be amended or supplemented from time to time, the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Amended and Restated Agreement and Plan of Merger, dated as of June 25, 1999 (as the same may be amended or supplemented from time to time, the "Merger Agreement"), a conformed copy of which appears as Appendix A to the Proxy Statement, and (iii) the accompanying Instructions. Capitalized terms not otherwise defined in this Non-Cash Election Form shall have the meanings given to such terms in the Merger Agreement.

     The undersigned understands that a Non-Cash Election is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement including, but not limited to, the fact that only 8,308,182 shares of Marshall Common Stock will be converted into the right to receive Non-Cash Election Shares in the Merger and the remaining outstanding shares of Marshall Common Stock will be converted into the right to receive cash in the Merger. THE UNDERSIGNED ACKNOWLEDGES THAT THE MERGER AGREEMENT PROVIDES FOR PRORATION, WITH THE RESULT THAT THE UNDERSIGNED MAY RECEIVE A MIX OF CASH AND NON-CASH ELECTION SHARES THAT DIFFERS FROM THE NON-CASH ELECTION MADE HEREBY.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificate(s) of Marshall Common Stock to Marshall and to receive on behalf of the undersigned, in exchange for the shares of Marshall Common Stock represented thereby, any certificate for Non-Cash Election Shares or check for cash issuable in the Merger pursuant to the Merger Agreement. If certificates of Marshall Common Stock are not delivered herewith, there is furnished below a guarantee of delivery of such certificates representing shares of Marshall

Common Stock from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States.

     The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be as of the Closing Date, the registered holder of the shares of Marshall Common Stock represented by the certificate(s) for Marshall Common Stock surrendered herewith, with good title to such shares of Marshall Common Stock and full power and authority (i) to sell, assign and transfer such shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims and (ii) to make the Non-Cash Election indicated herein. All authority conferred or agreed to be conferred in this Non-Cash Election Form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Unless otherwise indicated under Special Payment Instructions below, please issue any certificate(s) for Non-Cash Election Shares and/or any check(s) issuable in exchange for the shares of Marshall Common Stock represented by the certificate(s) submitted hereby in the name of the registered holder(s) of such Marshall Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any certificate for shares of Avnet Common Stock and/or any check for cash issuable in exchange for the shares of Marshall Common Stock represented by the certificates submitted hereby to the registered holder(s) of the Marshall Common Stock at the address or addresses shown above.

                                     BOX II

----------------------------------------------------------------
                  SPECIAL ISSUANCE AND PAYMENT
                          INSTRUCTIONS
                       (SEE INSTRUCTIONS)

    To be completed ONLY if the certificate(s) for Non-Cash
    Election Shares are to be registered in the name of, or the check(s) are to be made payable to, someone other than the registered holder(s) of shares of Marshall
    Common Stock.

         Issue the certificate(s) and/or the check to:

     Name -------------------------------------------------
                         (Please Print)

    Address -----------------------------------------------

    --------------------------------------------------------
                       (Include Zip Code)

    --------------------------------------------------------
           Tax Identification or Social Security No.)

    --------------------------------------------------------
    * Please note that the person named in this Special
      Issuance and Payment Instructions must be the person
      who completes the Substitute Form W-9.
----------------------------------------------------------------

                                    BOX III

----------------------------------------------------------------
                 SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS)

    To be completed ONLY if the certificate(s) for Non-Cash
    Election Shares are to be registered in the name of, or the check(s) are to be made payable to, the registered holder(s) of shares of Marshall Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above.

        Deliver the certificate(s) and/or the check to:

     Name -------------------------------------------------
                         (Please Print)

    Address -----------------------------------------------

    --------------------------------------------------------
                       (Include Zip Code)

----------------------------------------------------------------

                            BOX IV: PLEASE SIGN HERE
                               (SEE INSTRUCTIONS)

     The undersigned represents and warrants that the undersigned has full power and authority to transfer the shares of Marshall Common Stock surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent to be necessary and desirable to complete the transfer of the shares of Marshall Common Stock surrendered hereby.


--------------------------------------------------------  Name: -------------------------------------------------
Signature of Owner                                        (Please Print)
Dated: -------------------------------------------------  Telephone Number
                                                          (including area code): --------------------------------
                                                          Tax Identification or
                                                          Social Security Number: ------------------------------

--------------------------------------------------------  Name: -------------------------------------------------
Signature of Owner                                        (Please Print)
Dated: -------------------------------------------------  Telephone Number
                                                          (including area code): --------------------------------
                                                          Tax Identification or
                                                          Social Security Number: ------------------------------

--------------------------------------------------------  Name: -------------------------------------------------
Signature of Owner                                        (Please Print)
Dated: -------------------------------------------------  Telephone Number
                                                          (including area code): --------------------------------
                                                          Tax Identification or
                                                          Social Security Number: ------------------------------

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth the following information and see Instructions.

Name(s):
--------------------------------------------------------------------------------

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Telephone Number (including area code):
--------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTIONS)

The undersigned hereby guarantees the signature(s) which appear(s) on this Non-Cash Election Form.

Name Of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Telephone Number (Including Area Code):
------------------------------------------------------------------------

                          BOX V: GUARANTEE OF DELIVERY
         (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
                               (SEE INSTRUCTIONS)

-----------------------------------------------------------------------------------------------------------------------------

  The undersigned is:  (1) a member of a national securities exchange; (2) a member of the National Association of Securities
  Dealers, Inc.; or (3) a commercial bank or trust company having an office in the United States; and guarantees to deliver to the Exchange Agent the certificates for shares of Marshall Common Stock to which this Non-Cash Election Form relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Marshall, no later than 5:00 P.M. New
  York City time on the third New York Stock Exchange trading day after the date of execution of this guarantee of delivery.
-----------------------------------------------------------------------------------------------------------------------------

                                                                  --------------------------------------------------------
                                                                  (Address)
-----------------------------------------------------------       --------------------------------------------------------
  Firm -- (Please Print)                                          --------------------------------------------------------
-----------------------------------------------------------       --------------------------------------------------------
  (Authorized Signature)                                          (Telephone Number -- including area code)
-----------------------------------------------------------       --------------------------------------------------------
  (Date)                                                          (Contact Name)
-----------------------------------------------------------------------------------------------------------------------------

                    INSTRUCTIONS FOR NON-CASH ELECTION FORM

A.  SPECIAL CONDITIONS.

     1. Decision to Elect Non-Cash Shares. If you wish to receive only cash in connection with the Merger, you should not submit this Non-Cash Election Form. Instead, you will received a Letter of Transmittal after the Merger for your shares of Marshall Common Stock to be surrendered to the Exchange Agent in exchange for the merger consideration.

     2. Time in Which to Elect. To be effective, a Non-Cash Election pursuant to the terms and conditions set forth herein on this Non-Cash Election Form or a facsimile hereof, accompanied by the above-described certificates representing shares of Marshall Common Stock or a proper guarantee of delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than 5:00 P.M., New York City time, on October 18, 1999 (the "Election Deadline"). Holders of Marshall Common Stock whose stock certificates are not immediately available may also make an effective Non-Cash Election by completing this Non-Cash Election Form or a facsimile hereof and having the Guarantee of Delivery box (BOX V) properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Marshall, no later than 5:00 P.M., New York City time, on the third New York Stock Exchange trading day after the date of execution of such guarantee of delivery). Each share of Marshall Common Stock with respect to which the Exchange Agent shall have not received an effective Non-Cash Election prior to the Election Deadline, or with respect to which the proration procedures set forth in the Proxy Statement pertain, outstanding at the Effective Time of the Merger will be converted into the right to receive an amount equal to $39.00 in cash from Avnet following the Merger. See Instruction C.

     3. Revocation of Non-Cash Election. Any Non-Cash Election may be revoked by giving written notice to the Exchange Agent prior to the Election Deadline. Such notice must specify the person in whose name the shares of Marshall Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If a Non-Cash Election is revoked, and the certificate(s) for shares withdrawn, the Marshall Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s).

     4. Termination of Right to Elect. If for any reason the Merger is not consummated or is abandoned, all Forms of Non-Cash Election will be void and of no effect. Certificate(s) for Marshall Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).

B.  ELECTION AND PRORATION PROCEDURES.

     A description of the election and proration procedures is set forth in the Proxy Statement under "The Merger -- Terms of the Merger." A full statement of the election and proration procedures is contained in the Merger Agreement and all Non-Cash Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY NON-CASH ELECTION, A HOLDER OF MARSHALL COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER "MATERIAL FEDERAL INCOME TAX CONSEQUENCES."

     BECAUSE OF THE LIMITATIONS ON THE AGGREGATE AMOUNT OF CASH CONSIDERATION AND STOCK CONSIDERATION TO BE ISSUED BY AVNET IN THE MERGER, YOU MAY NOT RECEIVE THE FORM OF CONSIDERATION THAT YOU ELECT. IF THE ELECTIONS RESULT IN THE OVERSUBSCRIPTION OF EITHER CASH CONSIDERATION OR STOCK CONSIDERATION, THE PRORATION PROCEDURES FOR ALLOCATING CASH AND SHARES OF AVNET COMMON STOCK SET FORTH IN ARTICLE I OF THE MERGER AGREEMENT AND DESCRIBED

IN THE PROXY STATEMENT UNDER THE HEADING "THE MERGER -- TERMS OF THE MERGER" WILL BE FOLLOWED BY THE EXCHANGE AGENT. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF NON-CASH ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES. ALL DECISIONS BY THE EXCHANGE AGENT WITH RESPECT TO THIS ALLOCATION PROCESS WILL BE FINAL AND BINDING.

C.  RECEIPT OF NON-CASH ELECTION SHARES OR CHECKS.

     As soon as practicable after the Effective Time of the Merger, the Exchange Agent will mail certificate(s) for Non-Cash Election Shares and/or cash payments by check to the holders of Marshall Common Stock with respect to each share of Marshall Common Stock which is included in any effective Non-Cash Election. Holders of Marshall Common Stock who declined to make a Non-Cash Election, or failed to make an effective Non-Cash Election, with respect to any or all of their shares will receive, for each such share, the right to receive an amount equal to $39.00 in cash, subject to proration, as soon as practicable after the certificate(s) representing such share or shares have been submitted for cancellation. In no event shall the holder of any surrendered certificate for Shares of Common Stock be entitled to receive any interest or any cash to be received in the Merger.

     No fractional Non-Cash Election Shares will be issued in connection with the Merger. In lieu thereof, each fractional share shall be exchanged for an amount in cash (without interest) equal to the product of such fraction multiplied by the average of the closing trade prices of Avnet's Common Stock for the twenty consecutive trading days ending on the fifth trading day before the date of the meeting of Marshall's shareholders to vote with respect to the Merger, as set forth in Section 1.10(e)(2) of the Merger Agreement.

D.  GENERAL.

     1. Execution and Delivery. This Non-Cash Election Form or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered (together with stock certificate(s) representing the shares of Marshall Common Stock as to which the Non-Cash Election is made or with a duly signed guarantee of delivery of such certificate(s)) to the Exchange Agent at the address set forth above for the Exchange Agent.

     THE METHOD OF DELIVERY OF CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE SHAREHOLDER, BUT IF SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.

     2. Inadequate Space. If there is insufficient space on this Non-Cash Election Form to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

     3. Guarantee of Signatures. Signatures on all Forms of Non-Cash Election must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP (an "Eligible Institution"), except in cases where securities are surrendered (i) by a registered holder of the securities who has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Form of Election or (ii) for the account of an Eligible Institution. See Instruction D.5.

     4. Tender by Registered Holder. Only the registered holder of the shares of Marshall Common Stock described in Box I may make the Non-Cash Election and deliver those shares. Any beneficial owner that is not the registered holder of those shares and that wishes to make the Non-Cash Election and deliver those shares should arrange with the registered holder to execute and deliver this Non-Cash Election Form on behalf of that owner or that owner must, prior to completing and executing this Non-Cash Election Form and delivering those shares, either make appropriate arrangements to register ownership of the shares in that beneficial owner's name or obtain a properly completed stock power from the registered owner.

     5. Book-entry Delivery. The Exchange Agent will make a request to establish an account with respect to the shares of Marshall Common Stock to be tendered in connection with the merger at Depositary Trust Company ("DTC") within two business days after the date of the mailing of this Non-Cash Election Form to the Marshall shareholders. Any financial institution that is a participant in DTC's system may make a book-entry transfer of shares of Marshall Common Stock by causing DTC to transfer those shares into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. Although you may effect the delivery of shares of Marshall Common Stock through book-entry transfer at DTC before the Election Deadline, you must deliver a completed and signed Non-Cash Election Form with any required signature guarantees to the Exchange Agent at one of the addresses listed above before the Election Deadline. In addition, for such Non-Cash Election Form to be effective, confirmation of book-entry transfer of such shares of Marshall Common Stock into the Exchange Agent's account at DTC must be received by the Exchange Agent no later than the Election Deadline. You should not send this Election Form or any of the other required documents included with this Non-Cash Election Form to DTC because a delivery to DTC of the documents will not constitute a delivery to the Exchange Agent.

     6. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Form of Election should correspond exactly with the name(s) as written on the face of the certificate(s) submitted, unless shares of Marshall Common Stock described on this Non-Cash Election Form have been assigned by the registered holder(s), in which event this Non-Cash Election Form should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the certificates.

     If this Non-Cash Election Form is signed by a person or persons other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

     If this Non-Cash Election Form or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with this Non-Cash Election Form.

     7. Lost, Stolen or Destroyed Certificates. If your stock certificate(s) has been either lost or destroyed, please check the box on the front of the Non-Cash Election Form and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a stock certificate(s) representing Non-Cash Election Shares and/or any checks in accordance with the Merger Agreement.

     8. Stock Transfer Taxes. If payment for securities is to be made to any person other than the registered holder, or if surrendered certificates are registered in the name of any person other than the person(s) signing the Non-Cash Election Form, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable as a result of the transfer to such person will be deducted from the payment for such securities if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     9. New Certificates and/or Checks in Same Name. If any stock certificate(s) representing Non-Cash Election Shares or any check(s) in respect of Non-Cash Election Shares are to be registered in, or made payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of Marshall Common Stock submitted with the Non-Cash Election Form, no endorsement of certificate(s) or separate stock power(s) are required.

     10. New Certificates and Checks in Different Name. If any stock certificate(s) representing Non-Cash Election Shares or any check(s) in respect of Non-Cash Election Shares are to be registered in, or made payable to the order of, other than exactly the same name(s) that appear on the certificate(s) representing shares of Marshall Common Stock submitted with the Non-Cash Election Form, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings & loan association) or trust company in the United States which is a member in good standing of the Exchange Agent's Medallion Program.

     11. Special Delivery Instructions. If the checks are to be payable to the order of, or the certificates for Non-Cash Election Shares are to be registered in, the name of the registered holder(s) of shares of Marshall Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s), it will be necessary to indicate such person or address in BOX III.

     12. Miscellaneous. A single check and/or a single stock certificate representing Non-Cash Election Shares will be issued in exchange for shares of Marshall Common Stock submitted herewith.

     13. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payment made to holders of Marshall Common Stock pursuant to the Merger. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in the Non-Cash Election Form and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent shall retain 31% of payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the certificates for Marshall Common Stock are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("Guidelines") for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Marshall Common Stock is held in more than one name), consult the enclosed Guidelines.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Marshall Common Stock to be deemed invalidly delivered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     14. Additional Copies. Additional copies of this Non-Cash Election Form may be obtained from The Bank of New York at the address listed above.

     All questions with respect to this Non-Cash Election Form, the Non-Cash Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation of any Non-Cash Election and computations as to proration), and the validity, form and eligibility of any surrender of certificates will be determined by the Exchange Agent and such determination shall be final and binding. Marshall and Avnet reserve the right to waive any irregularities or defects in the surrender of any certificates. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

--------------------------------------------------------------------------------
SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                   (PLEASE REFER TO ACCOMPANYING GUIDELINES)
--------------------------------------------------------------------------------

 PART 1 -- PLEASE ENTER YOUR
 SOCIAL SECURITY NUMBER OR
 EMPLOYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------

PART 2 -- CERTIFICATION                                       PART 3 -- CERTIFICATION FOR
                                                              FOREIGN RECORD HOLDERS
 Please check the box at the right if you have applied for,
and are awaiting receipt of, your Taxpayer Identification     Under penalties of perjury, I certify that
Number.          [ ]                                          I am not a United States citizen or
                                                              resident (or I am signing for a foreign
 UNDER PENALTIES OF PERJURY, I CERTIFY THAT:                  corporation, partnership, estate or
                                                              trust).
 (1) The number shown on this form is my correct Taxpayer
     Identification Number (or I am waiting for a number to   SIGNATURE: -------------------------
     be issued to me) and
                                                              DATE: ---------------------------------
 (2) I am not subject to backup withholding either because I
     have not been notified by the Internal Revenue Service   ------------------------------------------
     ('IRS') that I am subject to backup withholding as a
     result of failure to report all interest or dividends,
     or the IRS has notified me that I am no longer subject
     to backup withholding.
      Certificate Instructions -- You may cross out item (2)
     in Part 2 above if you have been notified by the IRS
     that you are subject to backup withholding because of
     underreporting interest or dividends on your tax
     return. However, if after being notified by the IRS
     that you were subject to backup withholding you
     received another notification from the IRS stating that
     you are no longer subject to backup withholding, do not
     cross out item (2).

 SIGNATURE:
----------------------------------------------------------                 Date:
                                           -------------------------------------
--------------------------------------------------------------------------------
 IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me pursuant to this Merger shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

 SIGNATURE:
 ------------------------------------------------------------             Date:
                                       ----------------------------------------
--------------------------------------------------------------------------------
NOTE:  FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
 BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
              FOR THIS TYPE OF ACCOUNT:  GIVE THE
                                         SOCIAL SECURITY
                                         NUMBER OF--
------------------------------------------------------------

 1.  An individual                       The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, any
                                         one of the
                                         individuals(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(3)
 7.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
 8.  Sole proprietorship account         The owner(4)
------------------------------------------------------------
------------------------------------------------------------
              FOR THIS TYPE OF ACCOUNT:  GIVE THE EMPLOYER
                                         IDENTIFICATION
                                         NUMBER OF--
------------------------------------------------------------

 9.  A valid trust, estate, or pension   Legal entity (Do
     trust                               not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club, or other tax-    The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or Employer Identification Number (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number (for business and all other entities), at the local office to the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation
  - A financial institution.
  - An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan, or a custodial account under section 403(b)(7) of the Code, if the account satisfies the requirements of section 401(f)(2) of the Code.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a) of the Code.
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  - A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441 of the Code.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  - Section 401(k) payments made by an ESOP.
Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).
  - Payments described in section 6049(b)(5) of the Code to nonresident aliens.
  - Payments on tax-free covenant bonds under Section 1451 of the Code.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
Exempt Payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
Certain payments other than interest dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A of the Code and the Treasury regulations promulgated thereunder. PRIVACY ACT NOTICE. Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to payer, you are subject to a penalty of $50 for each such failure unless your failure is due to a reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                       FOR ADDITIONAL INFORMATION CONTACT
                         YOUR TAX CONSULTANT OR THE IRS